UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Hillenbrand, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! HILLENBRAND, INC. ONE BATESVILLE BLVD BATESVILLE, IN 47006 HILLENBRAND, INC. 2025 Annual Meeting Vote by February 17, 2025 11:59 PM ET Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V59388-P20809 You invested in HILLENBRAND, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on February 18, 2025. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to February 4, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* February 18, 2025 10:00 AM EST Company Headquarters One Batesville Boulevard Batesville, Indiana 47006-7756 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V59389-P20809 Voting Items Board Recommends 1. Election of Directors. For01) Gary L. Collar* 02) Joy M. Greenway* 03) Joseph T. Lower* 04) Dennis W. Pullin* *Election of these Directors is for a three-year term expiring in 2028. 2. To approve, by a non-binding advisory vote, the compensation paid by the Company to its Named Executive Officers. For 3. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2025. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V59386-P20809 ! ! ! For All Withhold All For All Except For Against Abstain ! !! ! !! To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. HILLENBRAND, INC. ONE BATESVILLE BLVD BATESVILLE, IN 47006 HILLENBRAND, INC. 01) Gary L. Collar* 02) Joy M. Greenway* 03) Joseph T. Lower* 04) Dennis W. Pullin* 2. To approve, by a non-binding advisory vote, the compensation paid by the Company to its Named Executive Officers. 1. Election of Directors. *Election of these Directors is for a three-year term expiring in 2028. The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR proposals 2 and 3. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 3. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2025. SCAN TO VIEW MATERIALS & VOTEw VOTE BY INTERNET - www.ProxyVote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time February 17, 2025. Follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time February 17, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V59387-P20809 This Proxy and Voting Instruction is solicited on Behalf of the Board of Directors for the Annual Meeting of Shareholders on February 18, 2025 The undersigned appoints Helen W. Cornell and Kimberly K. Ryan, or either of them, with full power of substitution, as proxies to vote all the shares of the undersigned of Hillenbrand, Inc. (the “Company”) at the Annual Meeting of Shareholders to be held at the Company’s headquarters, One Batesville Boulevard, Batesville, Indiana 47006-7756, on February 18, 2025, at 10:00 a.m., local time (Eastern Standard Time), and any adjournments of the meeting, on the matters listed on the reverse. SIGNED PROXIES RETURNED WITHOUT SPECIFIC VOTING DIRECTIONS WILL BE VOTED: (1) In favor of the election of the Board of Directors’ nominees for four directors; (2) To approve, by a non-binding advisory vote, the compensation paid by the Company to its Named Executive Officers; (3) To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2025; and (4) In the discretion of the proxy holders upon such other business as may properly come before the Annual Meeting. This proxy may be revoked at any time before it is exercised. Continued and to be signed on reverse side 2025 ANNUAL MEETING OF SHAREHOLDERS ADMISSION TICKET Shareholders are cordially invited to attend the Annual Meeting of Shareholders on Tuesday, February 18, 2025. The Meeting will be held at the Company's headquarters at One Batesville Boulevard, Batesville, Indiana 47006, at 10:00 a.m., Eastern Standard Time. (Please detach this ticket from your proxy card and bring it with identification. Directions to the meeting site are included on this ticket for convenience. The use of an Admission Ticket is for mutual convenience; however, the right to attend without an Admission Ticket, upon proper identification, is not affected. Please register your planned in-person attendance as described in the proxy statement.) Nicholas R. Farrell Secretary (FOR THE PERSONAL USE OF THE NAMED SHAREHOLDER(S) ON THE BACK - NOT TRANSFERABLE) Directions to Hillenbrand, Inc. Hillenbrand, Inc. is located between Cincinnati, Ohio and Indianapolis, Indiana. Shareholders travelling from the Cincinnati area should take 1-74 West towards Indianapolis to Exit 149 (Batesville) and turn left off the exit ramp. Go straight through the first stoplight to the next light and turn left at the intersection of State Road 229 and Highway 46. Shareholders traveling from the Indianapolis area should take 1-74 East towards Cincinnati to Exit 149 (Batesville) and turn right off the exit ramp. Go to the first stop light and turn left at the intersection of State Road 229 and Highway 46. To reach Hillenbrand, Inc.’s headquarters, travel on Highway 46 through three stop lights and turn left onto Batesville Boulevard. Hillenbrand, Inc. is the second office building on Batesville Boulevard. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.ProxyVote.com. HILLENBRAND, INC.